UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2014

CORPORATE PROPERTY ASSOCIATES 16 – GLOBAL INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-32162	80-0067704
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – Other Events.

In connection with the pending merger between Corporate Property Associates® 16 – Global Incorporated (“CPA®:16 – Global”) and a merger subsidiary of W. P. Carey Inc. (“W. P. Carey”), CPA®:16 – Global announced today that the exchange ratio to be used in determining the per share merger consideration payable to CPA®:16 – Global stockholders is 0.1830, which reflects a volume weighted average price of $61.48 per share of W. P. Carey common stock over the relevant pricing period under the parties’ merger agreement.  Accordingly, each share of common stock of CPA®:16 – Global will be converted automatically in the merger into the right to receive 0.1830 shares of common stock of W. P. Carey, other than fractional shares which will be converted to cash based on the $61.48 volume weighted average price.

Additional Information and Where to Find It:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of the Joint Proxy Statement / Prospectus. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY DOCUMENTS INCORPORATED INTO IT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:16 – GLOBAL AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors are able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (www.sec.gov). In addition, these materials will also be available free of charge by accessing W. P. Carey’s website (www.wpcarey.com) or by accessing CPA®:16 – Global’s website (www.cpa16global.com). Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:16 – Global, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 30, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding CPA®:16 – Global’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:16 – Global on April 26, 2013 in connection with its 2013 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Joint Proxy Statement / Prospectus and other relevant materials as filed with the SEC on October 1, 2013, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 16 – Global Incorporated

Date: January 29, 2014	By:	/s/ Susan C. Hyde
Susan C. Hyde
Corporate Secretary